UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

South Carolina	57-0248420
(State or other jurisdiction or incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(zip code)
Telephone: (843) 383-7000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The 2023 Annual Meeting was held on April 19, 2023. The following matters, as described more fully in the Company's Proxy Statement, were voted on by the shareholders at this meeting:
(1)     Election of Directors. The following directors were elected:

			VOTES
	Term	For	Against	Abstain	Broker Non-Votes
Steven L. Boyd	1 year	75,236,428	624,242	199,142	11,617,046
R. Howard Coker	1 year	74,790,336	1,098,841	170,635	11,617,046
Dr. Pamela L. Davies	1 year	73,810,412	2,062,230	187,170	11,617,046
Theresa J. Drew	1 year	75,536,223	332,422	191,167	11,617,046
Philippe Guillemot	1 year	75,528,985	342,706	188,121	11,617,046
John R. Haley	1 year	74,550,159	1,305,104	204,549	11,617,046
Robert R. Hill, Jr.	1 year	74,992,623	875,297	191,892	11,617,046
Eleni Istavridis	1 year	75,532,880	334,712	192,220	11,617,046
Richard G. Kyle	1 year	75,257,744	600,607	201,461	11,617,046
Blythe J. McGarvie	1 year	75,432,992	434,898	191,922	11,617,046
Thomas E. Whiddon	1 year	73,766,160	2,092,933	200,719	11,617,046

(2)     Ratification of Independent Registered Public Accounting Firm. The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 was approved. The shareholders voted 84,883,240 for and 2,531,467 against ratification, with 262,151 votes abstaining and no broker non-votes.
(3)     Advisory (Non-binding) Resolution to Approve Executive Compensation. The advisory (non-binding) shareholder resolution on executive compensation was approved. The shareholders voted 74,492,935 for and 1,368,057 against the resolution, with 198,820 votes abstaining and 11,617,046 broker non-votes.
(4)     Advisory (Non-binding) Proposal on the Frequency of the Vote on Executive Compensation. As recommended by the Board of Directors, more shares voted in favor of a one-year frequency for future shareholder advisory votes on Executive Compensation than for either of the other alternatives. In accordance with Item 5.07(d) of Form 8-K, the Company now reports that, after considering the outcome of this advisory vote, the Board of Directors has determined that the Company will hold the advisory (non-binding) vote on executive compensation once every year until the next required advisory vote on frequency, which will be no later than the Company’s annual meeting of stockholders occurring six years from the date of this annual meeting held on April 19, 2023. The shareholders voted 72,654,993 for one year frequency; 74,756 for two year frequency; and 2,320,942 for three year frequency, with 1,009,121 votes abstaining and 11,617,046 broker non-votes.
(5)     Advisory (Non-binding) Shareholder Proposal Regarding Special Shareholder Meeting Improvement. The advisory (non-binding) shareholder proposal regarding special shareholder meeting improvement was not approved. The shareholders voted 20,115,862 for and 55,650,723 against the resolution, with 293,227 votes abstaining and 11,617,046 broker non-votes.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 24, 2023	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer